                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Section 240.14a-12

                           Allmerica Securities Trust

 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2) Aggregate number of securities to which transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             (4) Proposed maximum aggregate value of transaction:

             (5) Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1)      Amount Previously Paid:

             (2)      Form, Schedule or Registration Statement No.:

             (3)      Filing Party:

             (4)      Date Filed:

                          Allmerica Securities Trust
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

--------------------------------------------------------------------------------

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 17, 2002

--------------------------------------------------------------------------------

  To the Shareholders:

   The Annual Meeting of the Shareholders (the "Meeting") of Allmerica Securities Trust (the "Trust") will be held at the offices of the Trust, 440 Lincoln Street, Worcester, Massachusetts 01653, Wednesday, April 17, 2002, at 9:00 a.m., local time, for the following purposes:

    1. To elect Trustees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

    2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

   Only shareholders of record at the close of business on February 28, 2002 will be entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Trustees,

                                          GEORGE M. BOYD
                                          Secretary

March 11, 2002

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                PROXY STATEMENT

                                                                 March 11, 2002

                              GENERAL INFORMATION

   The enclosed proxy is solicited by and on behalf of the Trustees of Allmerica Securities Trust (the "Trust") to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on Wednesday, April 17, 2002 at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this Proxy Statement, Notice and Form of Proxy and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy will be paid by the Trust. The approximate date for mailing the Proxy Statement and Form of Proxy to all Shareholders is March 11, 2002.

   On February 28, 2002, the Trust had outstanding 8,592,303 shares. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only Shareholders of record at the close of business on February 28, 2002 will be entitled to notice of and to vote at the Meeting.

   In the event that a quorum of Shareholders (30% of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by April 17, 2002, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.

   The Trust's Annual Report for the fiscal year ended December 31, 2001, including financial statements, may be obtained, without charge, by calling or writing Shareholder Services, The Bank of New York, 385 Rifle Camp Road, West Patterson, NJ 07424, 1-800-524-4458.

   The Trust's investment adviser is Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica Financial Life Insurance Company ("First Allmerica"). The address of AAM, AFC and First Allmerica is 440 Lincoln Street, Worcester, MA 01653. Investors Bank & Trust Company calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 200 Clarendon Street, Boston, MA 02116.

1.  ELECTION OF TRUSTEES

   The Board of Trustees ("Board") currently consists of 10 members, of whom Jocelyn S. Davis and T. Britton Harris, IV, who currently serve on the Board, are nominees for election by the Shareholders. The remaining eight members are nominees for re-election. The number of members of the Board has been fixed by the Board at 10. The Agreement and Declaration of Trust provides that the Trust shall have a Board composed of not less than three nor more than 15 Trustees to be elected by ballot by the Shareholders.

   Biographical data for the current Trustees of the Trust who have been nominated for election or re-election is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting to elect or re-elect, as applicable, the persons listed below as Trustees, each to serve as such until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. All are now Trustees and all have stated they would be willing to serve if elected or re-elected. There are no arrangements between any Trustee and any other person pursuant to which he or she was or is to be selected as a Trustee.

                                                                                                Number of
                                                                                              Portfolios in
                                                                                                  Fund
                                               Term of Office                                    Complex         Other
      Name, Address         Position(s) Held   and Length of      Principal Occupation(s)      Overseen by   Directorships
       and Age (1)             with Trust       Time Served       During Past 5 Years(1)         Trustee    Held by Trustee
      -------------         ----------------   --------------     -----------------------     ------------- ---------------
P. Kevin Condron (56)..... Trustee, Member of   1 Year Term   President and Chief Executive        15       Director,
                           the Audit            Served Since  Officer, The Granite Group                    Banknorth
                           Committee and        1998          (wholesale plumbing and                       Group.
                           Fund Operations                    heating), 1998-present;
                           Committee                          President, Central Supply Co.,
                                                              1983-1997.

Jocelyn S. Davis (48)..... Trustee, Member of   1 Year Term   Beers & Cutler (professional         15       None
                           the Audit            Served Since  services), 2001-present; Chief
                           Committee and        2001          Financial Officer, AARP (non-
                           Fund Operations                    profit), 1996-2001.
                           Committee

Cynthia A. Hargadon (47).. Trustee, Member of   1 Year Term   President, Potomac Asset Mgt.        15       Director,
                           the Fund Operations  Served Since  Inc., 2000-present; Director of               Wilshire Target
                           Committee,           1997          Investments, National                         Funds, 2001-
                           Investment                         Automobile Dealers                            present.
                           Operations                         Association, 1999-2000;
                           Committee and                      President, Stable Value
                           Governance                         Investment Association
                           Committee                          (investment trade group), 1996-
                                                              1999.

T. Britton Harris, IV (43) Trustee, Member of   1 Year Term   President, Verizon Investment        15       None
                           the Investment       Served Since  Management Corporation,
                           Operations           2001          1990-present.
                           Committee and
                           Governance
                           Committee

                                                                                            Number of
                                                                                          Portfolios in
                                                                                              Fund
                                            Term of Office                                   Complex         Other
     Name, Address       Position(s) Held   and Length of     Principal Occupation(s)      Overseen by   Directorships
      and Age (1)           with Trust       Time Served      During Past 5 Years(1)         Trustee    Held by Trustee
     -------------       ----------------   --------------    -----------------------     ------------- ---------------
Gordon Holmes (63)..... Trustee, Chairman    1 Year Term   Certified Public Accountant;        15       None
                        of the Audit         Served Since  Retired Partner, Tofias & Co.,
                        Committee and        1991          P.C. (Accountants); Instructor
                        Member of the Fund                 at Bentley College, 1998-
                        Operations                         present; Instructor at Boston
                        Committee                          University, 1997-1998.

Attiat F. Ott (66)..... Trustee, Chairman    1 Year Term   Professor of Economics and          15       None
                        of the Fund          Served Since  Director of the Institute for
                        Operations           1982          Economic Studies, Clark
                        Committee and                      University.
                        Member of the
                        Audit Committee

Ranne P. Warner (57)... Trustee, Chairman    1 Year Term   President, Centros Properties,      15       Director,
                        of the Governance    Served Since  USA; President, Ranne P.                     Wainwright
                        Committee,           1991          Warner and Company.                          Bank & Trust
                        Member of the Fund                                                              Co. (commercial
                        Operations                                                                      bank).
                        Committee and
                        Investment
                        Operations
                        Committee

*John P. Kavanaugh (47) Trustee and Vice     1 Year Term   President, AAM; Vice                15       None
                        President, Chairman  Served Since  President, Director, Chief
                        of the Investment    1995          Investment Officer, First
                        Operations                         Allmerica and Allmerica
                        Committee                          Financial Life Insurance and
                                                           Annuity Company ("Allmerica
                                                           Financial Life").

*John F. O'Brien (58).. Trustee and          1 Year Term   President, Chief Executive          15       Director,
                        Chairman of the      Served Since  Officer and Director, First                  ABIOMED, Inc.
                        Board                1989          Allmerica; Director and                      (medical
                                                           Chairman of the Board,                       devices);
                                                           Allmerica Financial Life.                    Director, Cabot
                                                                                                        Corporation
                                                                                                        (specialty
                                                                                                        chemicals);
                                                                                                        Director, TJX
                                                                                                        Companies, Inc.
                                                                                                        (retail).

*Richard M. Reilly (63) Trustee and          1 Year Term   Senior Vice President, First        15       None
                        President, Member    Served Since  Allmerica; Director, AAM.
                        of the Investment    1991
                        Operations
                        Committee

--------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.
* Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of AFC because of their affiliations with AFC.

                        OWNERSHIP OF SHARES BY TRUSTEES
                            AS OF JANUARY 31, 2002

                                                 Aggregate Dollar Range of
                                                 Equity Securities in All
                              Dollar Range of        Funds Overseen by
                            Equity Securities in   Trustee in Family of
         Name of Trustee         the Trust         Investment Companies
         ---------------    -------------------- -------------------------
      P. Kevin Condron.....     $1--$10,000            $1--$10,000
      Jocelyn S. Davis.....         None                   None
      Cynthia A. Hargadon..   $10,001--$50,000       $10,001--$50,000
      T. Britton Harris, IV         None                   None
      Gordon Holmes........     $1--$10,000            $1--$10,000
      Attiat F. Ott........     $1--$10,000            $1--$10,000
      Ranne P. Warner......     $1--$10,000            $1--$10,000
      John P. Kavanaugh....     $1--$10,000            $1--$10,000
      John F. O'Brien......   $10,001--$50,000       $10,001--$50,000
      Richard M. Reilly....   $10,001--$50,000        over $100,000

   The Trust's Board, which is currently composed of seven non-interested Trustees and three interested Trustees, met four times during the fiscal year ended December 31, 2001. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.

                              COMPENSATION TABLE

                                                                             Total Compensation from
                                                      Aggregate Compensation Trust and Fund Complex
            Name of Person and Position                     from Trust          Paid to Trustees
            ---------------------------               ---------------------- -----------------------
P. Kevin Condron.....................................         $2,357                 $32,000
  Trustee, Member of the Audit Committee and Fund
  Operations Committee
Jocelyn S. Davis*....................................         $  849                 $15,000
  Trustee, Member of the Audit Committee and Fund
  Operations Committee
Cynthia A. Hargadon..................................         $2,403                 $38,500
  Trustee, Member of the Fund Operations Committee,
  Investment Operations Committee and Governance
  Committee

                                                                                     Total Compensation from
                                                              Aggregate Compensation Trust and Fund Complex
                Name of Person and Position                         from Trust          Paid to Trustees
                ---------------------------                   ---------------------- -----------------------

T. Britton Harris, IV**......................................         $  849                 $16,250
  Trustee, Member of the Governance Committee and
  Investment Operations Committee

Gordon Holmes................................................         $2,362                 $41,000
  Trustee, Chairman of the Audit Committee and Member of
  the Fund Operations Committee

Bruce E. Langton***..........................................         $1,645                 $28,750
  Former Trustee, Member of the Audit Committee, Investment
  Operations Committee and Governance Committee

Attiat F. Ott................................................         $2,362                 $33,500
  Trustee, Chairman of the Fund
  Operations Committee and Member of the Audit Committee

Ranne P. Warner..............................................         $2,408                 $40,438
  Trustee, Chairman of the Governance Committee, Member of
  the Fund Operations Committee and Investment Operations
  Committee
                       -----------------------------------------------------------

John P. Kavanaugh............................................           None                    None
  Trustee, Chairman of the Investment Operations Committee

John F. O'Brien..............................................           None                    None
  Trustee

Richard M. Reilly............................................           None                    None
  Trustee, Member of the Investment Operations Committee

--------
* Ms. Davis was elected by the Trustees as a Trustee and a Member of the Audit Committee and Fund Operations Committee effective November 13, 2001.
** Mr. Harris was elected by the Trustees as a Trustee effective August 7, 2001 and as a Member of the Investment Operations Committee and Governance Committee effective November 12, 2001.
*** Mr. Langton, who was a Member of the Audit Committee, Investment Operations
    Committee and Governance Committee, retired as a Trustee effective August 7, 2001.

   The Trust has no retirement or pension plan for its Trustees. None of the Trustees who is not an "interested person" of the Trust, and none of their respective immediate family members (spouse, child residing in household, and dependents), owns any security of AFC or any of its affiliates. The Trust does not have a compensation committee; such matters are considered by the Trust's Governance Committee.

   The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairman), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and transfer and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 2001, the Committee had one meeting relating to the Trust.

   The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairman), Mr. Condron, Ms. Davis and Dr. Ott comprise the Committee. This Committee reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Trust, reviewing all auditing procedures and arrangements and reviewing qualifications of key personnel performing audit work. During the fiscal year ended December 31, 2001, the Committee had two meetings.

   The Trust's Investment Operations Committee is composed of three Trustees who are not interested persons of the Trust, AFC or its affiliates; two Trustees who are interested persons and one non-Trustee participant. Currently, Mr. Kavanaugh (Chairman), Ms. Hargadon, Mr. Harris, Mr. Reilly and Ms. Warner are the Trustees who serve on the Committee. The non-Trustee participant is Donald F. Speakman. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, 2001, the Committee had four meetings relating to the Trust.

   The Trust's Governance Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently Ms. Warner (Chairman), Ms. Hargadon and Mr. Harris comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, proposing additional non-interested Trustees for election to the Board and reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 2001, the Committee had four meetings. The Governance Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust.

   If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust's Trustees and officers, its investment adviser and certain affiliated persons of the investment adviser and persons who own more than ten percent of the Trust's shares to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These individuals are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

   To the Trust's knowledge, based solely on review of the copies of such reports furnished to the Trust and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16(a) reporting were complied with during the fiscal year ended December 31, 2001.

Recommended Shareholder Action and Required Vote

   The Trustees recommend that the Shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of the Trustees.

2.  OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

   While the Meeting is called to act upon any business that may properly come before it, at the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of the Meeting. If any other matters lawfully come before the Meeting, and on all procedural matters at said Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. A proxy may confer discretionary authority to vote on matters brought before an annual meeting of shareholders if the Trust did not have notice of the matter at least 45 days before the date on which the Trust first mailed its proxy materials for the prior year's annual meeting of shareholders (or date specified by an advance notice provision).

Date for Receipt of Shareholder Proposals

   No proposals were submitted by Shareholders for presentation at the Meeting. Shareholder proposals which are intended to be presented at the Annual Meeting in 2003 must be received at the principal executive offices of the Trust, 440 Lincoln Street, Worcester, MA 01653, on or before November 1, 2002, for inclusion in the proxy statement and proxy related to such meeting.

           INFORMATION PERTAINING TO ALLMERICA FINANCIAL CORPORATION

   The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

          Name and Age                                                Served
    of Officers as of 2/28/02         Position with the Trust         Since
    -------------------------         -----------------------         ------
    John F. O'Brien (58)...... Chairman of the Board and Trustee       1989
    Richard M. Reilly (63).... President and Trustee                   1991
    John P. Kavanaugh (47).... Vice President and Trustee              1995
    Paul T. Kane (45)......... Assistant Vice President and Treasurer  1999
                                 (Principal Accounting Officer,
                                 Principal Financial Officer)
    Richard J. Litchfield (34) Vice President                          2001
    Ann K. Tripp (43)......... Vice President                          2000
    Kristin L. Bushard (35)... Vice President                          2000
    George M. Boyd (57)....... Secretary                               1997

   Messrs. O'Brien, Reilly, Kavanaugh, Litchfield and Boyd, Ms. Tripp and Ms. Bushard have been employees of AFC or its affiliates for the last five years. Mr. Kane was Vice President/Treasurer of Tax & Financial Services, BISYS Fund Services, 1997-1999, and Director of Shareholder Reporting, Fidelity Investments, 1992-1997.

Quorum and Method of Tabulation

   Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

   The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker nonvotes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither withholding authority to vote nor abstentions nor broker nonvotes have any effect on the outcome of the voting on the matter.

Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees

   Set forth below is a table listing the fees that PricewaterhouseCoopers LLP, the Trust's independent accountants, billed to the Trust and the fees billed to AAM, the Trust's investment adviser, for the fiscal year ended December 31, 2001.

                                         Financial Information
                                  Audit   Systems Design and
                                  Fees    Implementation Fees  Other Fees  Total
                                 ------- --------------------- ---------- -------
Allmerica Securities Trust...... $24,800         None             None    $24,800
Allmerica Asset Management, Inc. $ 8,000         None             None    $ 8,000

Audit Committee Report

   As required by Federal securities regulations, the Trust's Audit Committee submits the following report regarding its oversight of the Trust's financial reporting process:

    1. The Audit Committee reviewed and discussed the Trust's audited financial statements with management.

    2. The Audit Committee and the independent accountants have discussed the matters regarding SAS 61 (Codification of Statements on Auditing Standards, AU 380) relating to the quality and consistency of accounting principles. This communication between the Audit Committee and the independent accountants will assist the Audit Committee in performing its oversight role in reviewing auditing procedures and evaluating the audit function as a whole.

    3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, and has discussed with the independent accountants the independent accountants' independence.

    4. The Audit Committee has recommended to the Board of Trustees of the Trust that the audited financial statements be included in the Trust's Annual Report to Shareholders for the last fiscal year.

   The Trust's Audit Committee has considered the effect, if any, that any non-audit services provided by PricewaterhouseCoopers LLP have or might have on the continued independence of PricewaterhouseCoopers LLP.

   The Audit Committee Report is submitted by the Audit Committee comprised of Gordon Holmes (Chairman), P. Kevin Condron, Jocelyn S. Davis and Attiat F. Ott, all disinterested Trustees.

   A determination has been made that the members of the Trust's Audit Committee are independent, financially literate and at least one member of the Committee has accounting or related financial management expertise as defined under applicable New York Stock Exchange standards.

Audit Committee Charter

   Federal securities regulations require the Board of Trustees of the Trust to adopt a written charter for the Audit Committee, which should be attached as an appendix to the Trust's Proxy Statement at least once every three years. The Board of Trustees of the Trust has adopted a written charter for the Audit Committee, which was last attached as an appendix to the Proxy Statement in 2001.

                     SHAREHOLDERS ARE URGED TO VOTE, SIGN
                      AND MAIL THEIR PROXIES IMMEDIATELY.

                                          John F. O'Brien
                                          Chairman

March 11, 2002
Worcester, MA

                           ALLMERICA SECURITIES TRUST
                                      PROXY
           This Proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Richard M. Reilly, Paul T. Kane and George
M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allmerica Securities Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, April 17, 2002 at 9:00 a.m., local time, and at any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed by the Shareholder. If no direction is made, the Proxy will be voted "FOR" all proposals. A proxy marked in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

Votes must be indicated
(x) in Black or Blue ink.   [x]


1.   ELECTION OF TRUSTEES FOR all nominees [ ]     WITHHOLD AUTHORITY to vote [ ]     *EXCEPTIONS [ ]
                          listed below.            for all nominees listed below.

     Nominees: P. Kevin Condron, Jocelyn S. Davis, Cynthia A. Hargadon,
     T. Britton Harris, IV, Gordon Holmes, John P. Kavanaugh, John F. O'Brien, Attiat F. Ott, Richard M. Reilly and Ranne P. Warner.

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

     *Exceptions
                ----------------------------------------------------------------

2. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.

                                         Please sign exactly as the name appears
                                         hereon. When signing as executor,
                                         administrator, attorney, trustee or
                                         guardian, please give full title. If a
                                         corporation, please sign in full
                                         corporate name by president or other
                                         authorized officer. If a partnership,
                                         please sign in partnership name by
                                         authorized person. If joint owners,
                                         each owner should sign. Note: the
                                         undersigned hereby acknowledges receipt
                                         of the Notice of Meeting and Proxy
                                         Statement and revokes any proxy
                                         heretofore given with respect to the
                                         votes covered by this proxy.

                                         Dated:_____________, 2002

                                         Signature

                                         Signature if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                           ALLMERICA SECURITIES TRUST
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653


                                                 March 11, 2002


Dear Shareholders:

Enclosed is a Notice of the Annual Meeting of Shareholders to be held on April 17, 2002, to consider the election of Trustees.

Your Trustees unanimously recommend that you vote for the proposal by marking, dating and signing the enclosed proxy and returning it promptly.


                                                 Respectfully,

                                                 JOHN F. O'BRIEN
                                                 Chairman



NOTICE: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING,
        REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.